SulphCo, Inc.

850 Spice Islands Drive
Sparks, NV 89431
www.sulphco.com

NOTICE OF THE 2004 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 27, 2004

Dear Stockholder:

       You are cordially invited to attend the 2004 Annual Meeting of Stockholders of SulphCo, Inc., a Nevada corporation (the "Company"). The annual meeting will be held on Monday, December 27, 2004 at 1:00 p.m. local time at the Company's offices at 850 Spice Islands Drive, Sparks, NV 89431 for the following purposes:

1.	To elect four directors of the Company, to hold office until the 2005 Annual Meeting of Stockholders;
2.	To ratify the selection by the Audit Committee of the Board of Directors of Mark Bailey & Company, Ltd. as independent auditors of the Company for its fiscal year ending December 31, 2004; and
3.	To conduct any other business properly brought before the annual meeting or any adjournment or postponement thereof.

       These items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for the annual meeting is November 15, 2004. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof. A list of the stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for any purpose reasonably related to the annual meeting during ordinary business hours in the office of the Secretary of the Company during the ten days prior to the annual meeting.

By Order of the Board of Directors,

Rudolf W. Gunnerman
Chairman and CEO

Sparks, Nevada
December 7, 2004

       You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the annual meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a proxy issued in your name from that record holder.

SulphCo, Inc.

850 Spice Islands Drive
Sparks, NV 89431
www.sulphco.com

PROXY STATEMENT

FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 27, 2004

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

       We sent you this proxy statement and the enclosed proxy card because the Board of Directors of SulphCo, Inc. (sometimes referred to as the "Company" or "SulphCo") is soliciting your proxy to vote at the 2004 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. The Company intends to mail this proxy statement and accompanying proxy card on or about December 7, 2004 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

       Only stockholders of record at the close of business on November 15, 2004 will be entitled to vote at the annual meeting. On this record date, there were 56,129,385 shares of common stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name

       If on November 15, 2004, your shares were registered directly in your name with our transfer agent, Integrity Stock Transfer, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we ask you to fill out and return the enclosed proxy card if you wish to have your vote recorded.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

       If on November 15, 2004, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name'' and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

       There are two matters scheduled for a vote:

1.	Election of four directors of the Company, to hold office until the 2005 Annual Meeting of Stockholders.

2.	Ratification of Mark Bailey & Company, Ltd. as independent auditors of the Company for its fiscal year ending December 31, 2004.

How do I vote?

       You may either vote "For'' all the nominees to the Board or you may withhold from voting for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

       If you are a stockholder of record, you may vote in person at the annual meeting, or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person if you have already voted by proxy.

1.	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

2.

To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

       If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

       On each matter to be voted upon, you have one vote for each share of common stock you own as of November 15, 2004.

What if I return a proxy card but do not make specific choices?

       If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of all of the Company's nominees for director and "For" the ratification of Mark Bailey & Company, Ltd. as independent auditors of the Company for its fiscal year ending December 31, 2004. If any other matter is properly presented at the annual meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

       We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

       If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

       Yes. You can revoke your proxy at any time before the final vote at the annual meeting. You may revoke your proxy in any one of three ways:

1.	You may submit another properly completed proxy bearing a later date.

2.	You may send a written notice that you are revoking your proxy to SulphCo's Secretary at 850 Spice Islands Drive, Sparks, NV 89431.

3.	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year's annual meeting?

       To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by January 5, 2005, to SulphCo's Secretary at 850 Spice Islands Drive, Sparks, NV 89431. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy materials must do so between September 23, 2005 and October 22, 2005, provided that if the 2005 annual meeting is to be held before November 27, 2005, the proposal must be received by us either 90 days prior to the actual meeting date or 10 days after we first publicly announce the meeting date. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

How are votes counted?

       Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

       If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If the broker or nominee is not given specific instructions, shares held in the name of such broker or nominee may not be voted on those matters and will not be considered as present and entitled to vote with respect to those matters. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

How many votes are needed to approve each proposal?

1.	For the election of directors, the four nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

2.

To be approved, Proposal No. 2 ratifying the designation of Mark Bailey & Company, Ltd. as independent auditors of the Company for its fiscal year ending December 31, 2004 must receive "For" votes from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

       A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 56,129,385 shares outstanding and entitled to vote. Thus 28,064,693 shares must be represented by stockholders present at the annual meeting or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the annual meeting may adjourn the annual meeting to another date.

How can I find out the results of the voting at the annual meeting?

       Voting results will be published in the Company's annual report on Form 10-KSB for the fiscal year ending December 31, 2004.

PROPOSAL 1

ELECTION OF DIRECTORS

       SulphCo's Board is comprised of four members, each serving a one year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director's successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

       The Board has recommended for election the current Board, Dr. Rudolf W. Gunnerman, Harry P. Holman, Loren J. Kalmen and Richard L. Masica. If elected at the annual meeting, these directors would serve until the 2005 Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal.

       Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Dr. Rudolf W. Gunnerman, Harry P. Holman, Loren J. Kalmen and Richard L.Masica. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of Dr. Rudolf W. Gunnerman, Harry P. Holman, Loren J. Kalmen and Richard L.Masica has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

       Our directors, their ages, positions with SulphCo, the dates of their initial election or appointment as director are as follows:

Name	Age	Position With SulphCo	Served From

Rudolf W. Gunnerman	76	Chief Executive Officer,	December 2000
		Chairman of the Board
		and Director
Harry P. Holman	68	Director	December 2000
Loren J. Kalmen	51	Director	June 2003
Richard L. Masica	67	Director	November 2004

       The following is a brief biography of each director nominee.

       Dr. Rudolf W. Gunnerman, our Chief Executive Officer, Chairman of the Board and Director, is a 76-year-old entrepreneur who studied mathematics and physics at the University of Munich, Germany before he immigrated to the United States. Dr. Gunnerman has invented a series of successful technologies, including fireproof building materials and wood pellets. Thereafter, in his quest to reduce Nitrous Oxide, a major source of ozone depletion, Dr. Gunnerman invented a new range of clean fuel products known as A-55 Clean Fuels. Dr. Gunnerman founded Clean Fuels Technology, Inc. in 1997 to develop and commercialize A-55 Clean Fuels, and served as its CEO from 1997 to 2000, and as its Chairman from 1997 to 2003. Dr. Gunnerman holds three honorary doctorate degrees. Dr. Gunnerman has served as a director and Chairman of the Board of SulphCo since December 2000 and has served as our CEO since July 2001.

       Harry P. Holman has been an active participant in the securities business, specializing in retail brokerage activities and bringing private companies public on the stock exchange prior to his retirement in 2000. Mr. Holman has been a consistent top producer over the last 30 years with three New York stock exchange firms. Mr. Holman served as First Vice President with the brokerage firm of Dain Rauscher from 1994 until his retirement in November 2000. From February 1988 until 1994 Mr. Holman was a First Vice President with the brokerage firm of Kemper Securities, Inc. Prior to 1988 Mr. Holman was First Vice President with the brokerage firm of Birr Wilson & Co., Inc., where he started his career more than 30 years ago. In 1980, he was awarded the National Account Executive of the Year at Birr Wilson & Co. Mr. Holman graduated from the University of Southern California in 1957 with a bachelor's degree in business administration. He is founder of the Northern Nevada University of Southern California Alumni Club.

       Loren J. Kalmen, a Director since June 2003, received his bachelor's degree in accounting from the University of Nevada, Reno, in 1974, and his license as a Certified Public Accountant in 1978. Mr. Kalmen has maintained his own public accounting practice in Reno, Nevada, since 1988.

       Richard L. Masica, a Director since November 2004, served as the President of Texaco Chemical, Inc. from 1994 to 1997. During his 39-year career at Texaco (now ChevronTexaco Corporation), Mr. Masica also held other positions, including the position of Vice-President-Business Management of Texaco Chemical Company. During his tenure with Texaco, Mr. Masica participated in a leadership role in two major divestitures, as well as other domestic and foreign reorganizations, mergers and startups. Since retiring from Texaco in 1997, Mr. Masica founded and is the President of Peak One Consulting, Inc., a private management consulting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Information Regarding the Board of Directors

       During the fiscal year ended December 31, 2003, the Board met 13 times and acted by written consent 4 times. Each Board member attended every meeting of the Board and signed every written consent. The Board has determined that Harry P. Holman, Loren J. Kalmen and Richard L.Masica are "independent" directors as defined in applicable SEC regulations, utilizing the independence standards adopted by The American Stock Exchange. The Board has determined that Dr. Rudolf W. Gunnerman is not an "independent" director as defined in applicable SEC regulations. The Board has established only one committee, the Audit Committee.

       The Board has not established a formal nominating committee. Therefore, decisions relating to the nomination of directors is addressed by the entire Board of Directors. As described above a majority of the Board is "independent" as currently defined under SEC rules. The Board has not established any specific minimum qualifications that must be met for recommendation for a position on the Board. Instead, in considering candidates for director, the Board will generally consider all relevant factors, including among others the candidate's applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the candidate to devote sufficient time and attention to the affairs of the Company, the candidate's reputation for personal integrity and ethics and the candidate's ability to exercise sound business judgment. Other relevant factors, including diversity, age and skills, will also be considered. Candidates for director are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders. The Board uses its network of contacts when compiling a list of potential director candidates and may also engage outside consultants (such as professional search firms). At this time, the Board does not consider director candidates recommended by stockholders. The Board believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership.

Information Regarding the Audit Committee

       In 2003, the Audit Committee met 2 times and each member of the Audit Committee attended both meetings of the Audit Committee. The Board has determined that Harry P. Holman is independent and that as of December 1, 2004, Loren J. Kalmen is independent (as independence is currently defined in applicable SEC and American Stock Exchange rules). Prior to December 1, 2004, Loren J. Kalmen was not considered independent of SulphCo under relevant SEC and American Stock Exchange rules because we paid Mr. Kalmen $1,500 per month through November 30, 2004 to consult with SulphCo regarding various tax issues. Loren J. Kalmen also participated in the preparation of our financial statements for 2001 and prior years. The Board has determined that Mr. Kalmen qualifies as an "audit committee financial expert," as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Kalmen's level of knowledge and experience based on a number of factors, including his formal education and experience as a Certified Public Accountant.

       The Audit Committee is responsible for overseeing the Company's corporate accounting, financial reporting practices, audits of financial statements and the quality and integrity of the Company's financial statements and reports. In addition, the Audit Committee oversees the qualifications, independence and performance of the Company's independent auditors. In furtherance of these responsibilities, the Audit Committee's duties include the following: evaluating the performance of and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors to perform audit, review and attest services and to perform any proposed permissible non-audit services; evaluating employment by the Company of individuals formerly employed by the independent auditors and engaged on the Company's account and any conflicts or disagreements between the independent auditors and management regarding financial reporting, accounting practices or policies; discussing with management and the independent auditors the results of the annual audit; reviewing the financial statements proposed to be included in the Company's annual report on Form 10-KSB; discussing with management and the independent auditors the results of the auditors' review of the Company's quarterly financial statements; conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls and procedures; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Board has adopted a written Audit Committee Charter which is attached to this Proxy Statement as Appendix "A."

Compensation of Directors

       We have not provided cash compensation to directors for their services as directors. The members of the Board are eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy. Under our current policy, all directors receive 50,000 shares of our common stock upon joining the Board, other than Dr. Rudolf W. Gunnerman and other than Mr. Masica who will be granted 25,000 shares of our common stock on January 1, 2005 if he is then serving as a director and who also has been granted an option to acquire 25,000 shares of our common stock at an exercise price of $2.86 per share, with the option expiring on November 30, 2007.

Stockholder Communications with the Board of Directors

       A stockholder may contact one or more of the members of the Board of Directors in writing by sending such communication to the Secretary at the Company's address. The Secretary will forward stockholder communications to the appropriate director or directors for review. Anyone who has a concern about the conduct of the Company or the Company's accounting, internal accounting controls or auditing matters, may communicate that concern to the Secretary, the Chairman of the Board or any member of the Board of Directors at the Company's address. The Company encourages individual directors to attend the annual meeting. We believe our responsiveness to stockholder communications to the Board has been adequate.

REPORT OF THE AUDIT COMMITTEE

       The material in the Report of the Audit Committee is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934 (the "Exchange Act"), whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

       The Audit Committee of the Company is currently composed of two directors, Loren J. Kalmen and Harry P. Holman, and operates under the written Audit Committee charter adopted by the Board. The Audit Committee provides assistance and guidance to the Board in fulfilling its oversight responsibilities to the Company's stockholders with respect to the Company's corporate accounting and reporting practices as well as the quality and integrity of the Company's financial statements and reports. The Company's principal executive officer and principal financial officer have the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company's independent auditors are responsible for auditing the Company's financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit Committee's responsibility is to monitor and oversee these processes. To this end, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2003 with management and Mark Bailey & Company, Ltd., the Company's independent auditors. The Audit Committee has discussed with Mark Bailey & Company, Ltd. certain matters related to the conduct of the audit as required by Statement on Auditing Standards 61, as amended by Statement on Auditing Standards 90. In addition, the Audit Committee has received from Mark Bailey & Company, Ltd. the written disclosures and the letter regarding the auditor's independence required by Independence Standards Board Standard No. 1 and has discussed with Mark Bailey & Company, Ltd. its independence. Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended December 31, 2003 be included in the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 2003. The Audit Committee has selected, subject to shareholder ratification, Mark Bailey & Company, Ltd. as the Company's independent auditors for the fiscal year ending December 31, 2004.

AUDIT COMMITTEE

Loren J. Kalmen (Chairman)
Harry P. Holman

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

       The Audit Committee has selected Mark Bailey & Company, Ltd. as the Company's independent auditors for the fiscal year ending December 31, 2004 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the annual meeting. Mark Bailey & Company, Ltd. audited the Company's financial statements for the period ended December 31, 2003, and replaced Forbush and Associates as the Company's independent auditors on May 14, 2004. A representative of Mark Bailey & Company, Ltd. is expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of Mark Bailey & Company, Ltd. as the Company's independent auditors. However, the Audit Committee is submitting the selection of Mark Bailey & Company, Ltd. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Changes in Accountants

       On May 14, 2004, the Company dismissed Forbush and Associates as its principal auditor, effective as of such date. On May 14, 2004, the Company appointed Mark Bailey & Company, Ltd. as its principal auditor, effective as of such date. The dismissal of Forbush and Associates and the appointment of Mark Bailey & Company, Ltd. were approved by our audit committee and Board of Directors.

       The reports of Forbush and Associates on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports of Forbush and Associates for each of the past two fiscal years were qualified as to uncertainty of the ability of SulphCo to continue as a going concern. SulphCo authorized Forbush and Associates to respond fully to questions of its successor independent auditors.

       There were no disagreements with Forbush and Associates for the past two fiscal years and the subsequent interim periods through the date of dismissal, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which if not resolved to the satisfaction of Forbush and Associates, would have caused Forbush and Associates to make reference to the matter in their report.

       We did not consult with Mark Bailey & Company, Ltd. prior to its engagement by the Company regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements.

Independent Auditors' Fees

       The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2003 and December 31, 2002, by the Company's independent auditors.

Independent Audit Firm	Fiscal Year Ended
	2002	2003

Forbush and Associates

Audit Fees	$28,690	$34,430
Audit-related Fees	-0-	-0-
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-
Total Fees	$28,690	$34,430

Mark Bailey & Company, Ltd.

Audit Fees	-0-	$12,500
Audit-related Fees	-0-	-0-
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-
Total Fees	-0-	$12,500

       Fees for audit services in 2003 included fees associated with the annual audit and reviews of the Company's quarterly reports, as well as services performed in conjunction with our filings of Registration Statements on Form SB-2 and Form S-8. All fees described above were approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table presents certain information as of November 30, 2004, regarding the beneficial ownership of our common stock by (i) each of our directors and executive officers individually, (ii) all persons known by us to be beneficial owners of five percent or more of our common stock, and (iii) all of our directors and executive officers as a group. Unless otherwise noted, the persons listed below have sole voting and investment power and beneficial ownership with respect to such shares. The mailing address of the beneficial owners is 850 Spice Islands Drive, Sparks, NV 89431.

		Percent
	Number of Shares	Beneficially
Name (1)	Beneficially Owned (1)	Owned(1)

Directors and Officers:

Rudolf W. Gunnerman(2)	32,828,063	57.88%
Harry P. Holman	1,004,425	1.79%
Kirk S. Schumacher (3)	1,086,500	1.94%
Michael A. Abend	0	*
Loren J. Kalmen	97,000	*
Richard L. Masica (4).	50,000	*
All Executive Officers and Directors
as a Group (6 persons) (5)	35,065,988	62.47%

_______________
* Denotes less than 1%

(1)

Beneficial ownership is determined in accordance with rules of the SEC, and includes generally voting power and/or investment power with respect to securities. Shares of common stock which may be acquired by a beneficial owner upon exercise or conversion of warrants, options or rights which are currently exercisable or exercisable within 60 days of November 30, 2004, are included in the Table as shares beneficially owned and are deemed outstanding for purposes of computing the beneficial ownership percentage of the person holding such securities but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, to our knowledge, the persons named in the table above have the sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Includes 32,207,063 shares owned by Dr. Gunnerman in joint tenancy with his wife, Doris Gunnerman, with whom he shares voting and investment power.
(3)	Includes 800,000 shares which may be acquired upon exercise of options.
(4)

Comprises 25,000 shares which may be acquired upon exercise of options granted on November 30, 2004, and 25,000 shares which he will be entitled to receive as a director fee on January 1, 2005 provided he continues to serve as a director on such date.

(5)	Includes 800,000 shares which may be acquired upon exercise of options.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except for Dr. Rudolf W. Gunnerman who filed late Form 4 reports on four occasions.

MANAGEMENT

Business Experience of Executive Officers Who Are Not Directors

       The following is a brief biography of each our executive officers who are not directors or nominees.

       Kirk S. Schumacher, age 49, President and Secretary since February 2003, and a director from February 2003 to November 2004, has been a lawyer in private practice with nearly 20 years of experience. From 1986 until he joined SulphCo, Inc. in February 2003, Mr. Schumacher was employed by Woodburn and Wedge, a general practice law firm located in Reno, Nevada. He represented primarily corporations with respect to corporate governance, securitizations and general business matters. Mr. Schumacher graduated with a bachelor's degree in business finance from the University of Nevada, Reno, in 1980 and a law degree from the University of Notre Dame in 1983. Mr. Schumacher began his legal career in 1983 with Pillsbury, Madison & Sutro, now Pillsbury Winthrop LLP.

       Michael A. Abend, age 35, Treasurer and Interim Controller, received his bachelor's degree in Business Administration with an accounting major and computer information systems minor from the University of Nevada, Reno in 1994. Mr. Abend was employed from 1997 to 2000 as a property accountant by Classic Residence by Hyatt were he was responsible for general ledger, accounts payables and receivables, payroll, financial statement preparation, cash projections, workers' compensation and state taxes. He was then employed by CLP Resources, Inc. from 2000 to 2003 as an accountant where he planned, developed and prepared budgets for in excess of 80 cost centers, prepared financial statements, reconciled accounts and maintained an accounting system. Mr. Abend joined us in June 2003 as our purchasing agent and as assistant to our then controller, and was appointed as our Treasurer and Interim Controller in August 2004. He is a member of the Delta Sigma Pi Professional Business Fraternity where he has served as Senior VP, VP of New Member Education and Treasurer.

Executive Compensation

       The following table sets forth information about compensation paid or accrued by us during the years ended December 31, 2003, 2002, and 2001 to our chief executive officer and president for all services rendered in all capacities during the respective periods. No other executive officers of the Company earned more than $100,000 during the year ended December 31, 2003, 2002 or 2001.

Summary Compensation Table
Fiscal Years 2003, 2002 and 2001

						Long Term Compensation
		Annual Compensation				Awards

						Securities
						Underlying	All Other
Name and Principal Position	Year	Salary		Bonus		Options (#)	Compensation

Rudolf W. Gunnerman	2003	$300,000	(1)	0		0	0
Chairman and Chief Executive Officer	2002	$300,000		$3,000,000	(2)	0	0
	2001	$0		$3,400,000	(3)	0	0

Kirk S. Schumacher	2003	$300,000		$100,000		1,000,000	0
President	2002	$0		$0		0	0
	2001	$0		0		0	0
___________________

(1)	The $300,000 annual payments are consulting payments paid to RWG, Inc., a Nevada corporation, owned by Dr. Rudolf W. Gunnerman.

(2)	Comprised of 6,000,000 shares of our common stock valued at $.50 per share, being the fair market value of the stock at the time of the award on March 25, 2002.

(3)	Comprised of 4,000,000 shares of our common stock valued at $.85 per share, being the fair market value of the stock at the time of the award on November 8, 2001.

Stock Option Grants and Exercises

       The following table sets forth certain information at December 31, 2003, and for the year then ended, with respect to stock options granted to the individuals named in the Summary Compensation Table above. No options have been granted at an option price below the fair market value of the common stock on the date of grant.

% of Total
Options/
	Number of	SARs			Potential Realized Value at
	Securities	Granted to			Assumed Annual Rates of
	Underlying	Employees	Exercise or		Stock Price Appreciation
	Options/SARs	In Fiscal	Base		for Option Term at 5% and
Name	Granted(#)	Year	Price($/Sh)	Expiration Date	10% Respectively

Rudolf W. Gunnerman	--	--	--	--	--	--

Kirk S. Schumacher	1,000,000	91%	0.55	February 2006	--	--

STOCK OPTION GRANTS IN LAST FISCAL YEAR

       The following table summarizes certain information regarding the number and value of all options to purchase common stock of SulphCo, Inc. held by the individuals named in the Summary Compensation Table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Value of
			Number of Securities	Unexercised
			Underlying	In-the-Money
			Unexercised	Options/SARs
	Shares		Options/SARs At	At Fiscal Year
	Acquired		Fiscal Year End	End($)*
	On	Value	Exercisable/	Exercisable/
Name	Exercise	Realized ($)	Unexercisable	Unexercisable

Rudolf W. Gunnerman	--	--	-- / --	-- / --

Kirk S. Schumacher	--	--	1,000,000 / 0	0 / --

(*) Based on the closing price of our common stock on the last trading day of the fiscal year ended December 31, 2003

Employment Agreements

       We procure the full time services of our chairman and chief executive officer, Dr. Rudolf W. Gunnerman, pursuant to a Consulting Agreement with RWG, Inc., a Nevada corporation owned by Dr. Rudolf W. Gunnerman. As of July 1, 2004, we were obligated to pay a fee of $480,000 annually as a consulting payment through July 2005. Effective November 1, 2004, this amount has been reduced by mutual agreement to $360,000 annually until we receive substantial additional funds.

       We have entered into an Executive Employment Agreement with our president, Kirk S. Schumacher. The agreement continues through February 17, 2008 and provides for an initial signing bonus of $100,000, which was paid February 2003, an annual base salary of $300,000, and incentive compensation commencing in 2004. The agreement includes a grant of stock options for 1,000,000 shares of our common stock at an exercise price of $.55 per share, expiring February 14, 2006. On June 30, 2004, Mr. Schumacher exercised 200,000 of these options and paid the full option price to us.

Certain Transactions

       Following is a description of material transactions during the past two years between us and our directors, executive officers, or members of their immediate family, in which the amount involved exceeded $60,000.

       Commencing July 2001, we paid Loren Kalmen, a director since June 2003, $3,000 per month to consult with us on federal and state tax issues until termination of his consulting services on November 30, 2004. This amount was decreased to $1,500 per month commencing July 2003 and ceased in November 2004.

       Between March 2001 and February 2004 we leased our former facility located at 1650 Meadow Wood Drive, Reno, Nevada, from Dr. Gunnerman. The lease payment was $6,500 monthly and we also paid the cost of building insurance and customary utility charges. This lease payment was based on per square foot lease rates of comparable buildings in the area. For the years ended 2002 and 2003, we paid rent of $78,315 and $71,500, respectively.

       Commencing in October 2002, Dr. Gunnerman began advancing funds to us at an interest rate of 1% per annum, and at December 31, 2002 the total advanced funds were $170,000. Dr. Gunnerman continued to advance funds to us and, by February 28, 2003, had advanced a total of approximately $320,000. On February 28, 2003, Dr. Gunnerman made a loan with a principal balance of $1,920,000 which was used to fully repay the $500,000 line of credit with Nevada State Bank, to repay the approximately $320,000 of existing short term advances made by Dr. Gunnerman, and to pay our operating expenses, including salaries, rent expenses, litigation costs, and equipment purchase costs.

       In October 2002 we employed Kristina Ligon-Gunnerman, the daughter of Dr. Gunnerman, at an annual rate of $120,000, which was increased to $156,000 annually commencing in June 2004. She is currently assistant secretary of our company.

       On December 4, 2000, we granted an option to purchase 100,000 shares of our common stock to Harry P. Holman, a director, at an option exercise price of $0.50 per share, in consideration of his agreeing to serve as a director. The option exercise price was based on the closing bid price, $0.50 per share, for our stock on December 1, 2000. On December 4, 2000, the fair market value of our stock was $3.25 per share. On December 28, 2000, we granted an additional option to purchase 100,000 shares of our common stock to Mr. Holman at an option exercise price of $1.50 per share in consideration of the board of directors' determination that Mr. Holman had rendered services to us as a director which were not adequately compensated by the December 4, 2000 grant. On December 28, 2000, the fair market value of our common stock was $2.81 per share. The difference between the option price and the market price at the time of the option grant was intended as an element of Mr. Holman's compensation, based upon SulphCo's determination of the value of his services. Both of these options were later exercised through the execution of unsecured promissory notes on May 24, 2001. In August 2003, we cancelled and returned to treasury 196,870 shares held by Harry P. Holman, and in September 2003, we cancelled and returned to treasury an additional 3,130 shares, in exchange for the cancellation of the two promissory notes in the total principal sum of $200,000.

       On December 28, 2000, we had created a pool of options and we then granted Erika Herrmann an option to acquire 100,000 shares of our stock at $1.50 per share from that pool. Erika Herrmann exercised her option on May 24, 2001, by executing a promissory note for $150,000 or $1.50 per share. This promissory note was cancelled and the shares of stock were returned on September 30, 2002. In November 2002 we granted another stock option to Erika Herrmann to acquire 100,000 our shares at $0.10 per share when the fair market value of our shares was $0.31 per share. We determined to issue this option in recognition of Erika Herrmann continuing interest in financially supporting our company. In November 2002 Erika Herrmann exercised her option for the entire 100,000 share option and paid the option price of $0.10 per share.

       On December 18, 2002, we issued 100,000 shares to Loren Kalmen for $0.10 per share, in part upon payment of an unsecured promissory note and in part in consideration of additional tax accounting services to be rendered to us. On December 28, 2000, we had created a pool of options and we then granted Loren Kalmen an option to acquire 100,000 shares of our stock at $1.50 per share from that pool. Loren Kalmen exercised his option on May 24, 2001, by executing a promissory note for $150,000 or $1.50 per share. This promissory note was cancelled and the shares of stock were returned on September 30, 2002. In November 2002 we granted another stock option to Loren Kalmen to acquire 50,000 of our shares at $0.10 per share when the fair market value of our shares was $0.31 per share. We determined to issue this option in consideration of Loren Kalmen providing continuing services to our Company. In December 2002 Loren Kalmen exercised his option for the entire 50,000 share option and paid the option price of $0.10 per share.

       On July 1, 2001, July 1, 2002, July 1, 2003 and July 1, 2004, we entered into Engagement Agreements with RWG, Inc., an affiliate of Dr. Gunnerman, providing for Dr. Gunnerman to render services to us as chairman of the Board and as chief executive officer. Each Engagement Agreement was for a term of one year, and provided for an annual fee to be paid to RWG, Inc. of $250,000, $300,000, $300,000 and $480,000, respectively, for the successive one year periods initially commencing on July 1, 2001, and ending June 30, 2005. Effective as of November 1, 2004, this amount has been reduced by mutual agreement to $360,000 per annum until we receive substantial additional funds.

       At December 31, 2002, Dr. Gunnerman owed us $3,575,000 under a note subscription for the issuance of 7,150,000 shares of our common stock issued on May 24, 2001. Effective February 28, 2003, we agreed with Dr. Gunnerman that the $1,920,000 loaned by Dr. Gunnerman to us be used to repay a portion of Dr. Gunnerman's $3,575,000 subscription receivable. On May 13, 2003, Dr. Gunnerman paid the remaining $1,655,000 balance on his $3,575,000 subscription receivable. The interest on the $3,575,000 loan had been waived for the years ended 2001 and 2002. In view of the prepayment of the remaining cash balance prior to year end, the board of directors waived the interest accrued through the date of payment. As of June 30, 2003, the remaining portion of the original $3,575,000 subscription price had been fully paid by Dr. Gunnerman.

       On January 13, 2003, we issued 50,000 shares of common stock to Kirk S. Schumacher, currently a director and our president, in consideration of cash payment of $0.33 per share, upon exercise of an option granted on December 23, 2003 at $0.33 per share.

       On February 17, 2003 we entered into an Executive Employment Agreement with our president, Kirk S. Schumacher. The agreement continues through February 17, 2008 and provides for an initial signing bonus of $100,000, which was paid February 2003, an annual base salary of $300,000, and incentive compensation commencing in 2004. The agreement included a grant of stock options for 1,000,000 shares of our common stock at an exercise price of $.55 per share, expiring February 14, 2006. On June 30, 2004, Mr. Schumacher exercised 200,000 of these options and paid the full option price to us.

       On February 17, 2003, we agreed to issue 50,000 shares to Kirk S. Schumacher in consideration of his agreement to serve as a director effective on that date.

       On May 8, 2003, we issued 50,000 shares of common stock to Loren Kalmen in consideration of his agreement to serve as a director effective June 2003.

       In November 2003 Dr. Gunnerman provided us with an additional $500,000.00 in capital by purchasing 2,173,913 shares of our common stock for $500,000, or approximately $0.23 per share.

       On December 30, 2003, we issued a $500,000 promissory note to Dr. Gunnerman, of which $250,000 was advanced by Dr. Gunnerman on December 30, 2003 and the remaining $250,000 was advanced on March 22, 2004. The note is due on December 30, 2004 and required the payment to Dr. Gunnerman, in lieu of interest, of 500,000 shares of our common stock. On January 5, 2004, we issued 500,000 shares to Dr. Gunnerman valued at $0.37 per share, or $74,000, as interest in lieu of a cash interest payment for a loan of $500,000 which has been wholly funded in cash.

       On December 30, 2003, we issued a $500,000 promissory note to Erika Herrmann, of which $250,000 was advanced by Ms. Herrmann on December 30, 2003 through retirement of an existing promissory note in the principal amount of $250,000 and the remaining $250,000 was advanced in cash on April 28, 2004. The note is due on December 30, 2004 and required the payment to Ms. Herrmann, in lieu of interest, of 500,000 shares of our common stock. On January 5, 2004, we issued 500,000 shares to Ms. Herrmann valued at $0.37 per share, or $74,000, as interest in lieu of a cash interest payment for the $500,000.

       In April 2004 Dr. Gunnerman furnished a commitment to fund up to an additional $2,000,000 in loans to us, of which $200,000 was advanced to us as of May 2004. In June 2004 the commitment was superseded by the funding under the June 3, 2004 and June 15, 2004 private placements. Accordingly, the $200,000 advanced by Dr. Gunnerman was repaid by us in June 2004.

       Effective November 1, 2004, we entered into a consulting agreement with Peak One Consulting, Inc., a company owned by Richard L.Masica, under which Peak One has agreed to provide management consulting services to SulphCo from time to time, as requested by SulphCo, until December 31, 2005, subject to earlier termination by either party. The consulting agreement provides for a consulting fee of $1,500 per day or $200 per hour, whichever is less.

       In connection with Mr. Masica's appointment to the Board of Directors in November 2004, SulphCo has agreed to grant Mr. Masica 25,000 shares of our common stock on January 1, 2005 for services as a director if he is then serving as a director. Mr. Masica has also been granted an option to acquire 25,000 shares of our common stock at an exercise price of $2.86 per share in consideration of services to be provided as a director, with the option expiring on November 30, 2007.

       All share issuances and option exercise prices described in this section were equal to fair market value of our common stock on the date the share or option issuances, as the case may be, were approved by our board of directors, except as otherwise specifically noted. All of the transactions described in this section, although involving related parties, are believed to be on terms no more favorable than could have been obtained from an independent third party.

Family Relationships

       There are no family relationships between the directors, executive officers or any other person who may be selected as a director or executive officer of SulphCo.

Code of Ethics

       The Company has adopted the SulphCo Code of Ethics that applies to its principal executive officer and principal financial officer. The Code of Ethics was filed with the SEC on March 29, 2004 as Exhibit 14 to our Form 10-KSB. We intend to disclose on our website any substantive amendment to our code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, other executive officers and directors within five business days of such amendment. In addition, we intend to disclose the nature of any material waiver, including an implicit waiver, from a provision of our code of ethics that is granted to any executive officer or director, the name of such person who is granted the waiver and the date of the waiver as required by applicable laws, rules and regulations.

ANNUAL REPORT

       A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, which has been filed with the SEC pursuant to the 1934 Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to the Secretary, SulphCo, Inc., 850 Spice Islands Drive, Sparks, NV 89431, or on the SEC's internet website at www.sec.gov.

OTHER MATTERS

       The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Rudolf W. Gunnerman
Chairman and CEO

December 7, 2004

APPENIDX A

SulphCo, Inc.

Audit Committee of the Board of Directors

AUDIT COMMITTEE CHARTER
Approved June 10, 2003

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the compliance by the Company with legal and regulatory requirements and (4) to prepare any report required to be prepared by an audit committee by the rules of the Securities and Exchange Commission (the "Commission") and any other applicable regulatory body.

Committee Membership

The Audit Committee shall consist of at least one member. At least one of the members of the Audit Committee shall meet the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), the rules and regulations of the Commission and any governmental or regulatory body having jurisdiction over the Company. Not later than the date required by the Commission or any regulatory body, at least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission and any applicable regulatory body. The members of the Audit Committee shall be appointed by the Board and may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve the audit and permitted non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee. The Audit Committee may delegate pre-approval authority within specified limits to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee need not pre-approve non-audit services that fall within the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.
  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.
  Review and discuss quarterly reports from the independent auditors on:
a.	All critical accounting policies and practices to be used.
b.

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.
  Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

Review and evaluate the lead partner of the independent auditor team.

  Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.
  Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.
  Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

  Obtain reports from management and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements. Review reports and disclosures of insider and affiliated party transactions and make recommendations to the Board with respect thereto. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.
  Discuss with the Company's outside counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

SULPHCO, INC.

850 Spice Islands Drive

Sparks, Nevada 89431

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 27, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Rudolf W. Gunnerman and Kirk S. Schumacher, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of SulphCo, Inc. (the "Company") on Monday, December 27, 2004, at 1:00 p.m. at the Company's offices at 850 Spice Islands Drive, Sparks, NV 89431or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.     ELECTION OF DIRECTORS:

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY
(except as marked to the contrary below).		to vote for all nominees listed below.

Rudolf W. Gunnerman, Harry P. Holman, Loren J. Kalmen, Richard L. Masica

(Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space below.)

______________________________________________________________________________________________

(Continued on the reverse side)

2.     To ratify the selection by the Audit Committee of the Board of Directors of Mark Bailey & Company, Ltd. as independent auditors of the Company for its fiscal year ending December 31, 2004:

☐	FOR	☐	AGAINST	☐	ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.

DATED:___________, 2004

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________
Signature

____________________________
Signature if held jointly

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.